Exhibit 99.1

1 1 August 2019

2 IMPORTANT INFORMATION Forward - Looking Statements This presentation contains forward - looking statements that are subject to risks and uncertainties. All statements other than sta tements of historical fact included in this presentation are forward - looking statements. You can identify forward - looking statements by the fact that they generally include words such a s "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nat ure of future operating or financial performance or other events but not all forward - looking statements contain these identifying words. These forward - looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected fu tur e developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not g uar antees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumpt ion s include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer prefe ren ces and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships wi th its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “ Ris k factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward - looking statements are based on re asonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipa ted in the forward - looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward - looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward - looking statement sp eaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward - looking statements in this presentation a fter the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectatio ns and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third - party sources, d ata from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to abov e, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are impreci se and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of r aw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this prese nta tion may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non - GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, boa rd of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non - GAAP financial measures and should not be co nsidered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company define s A djusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non - cash stock - based compensation, the non - cash accrua l for future award redemptions, recapitalization expenses, acquisition - related expenses, acquisition - related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, store impairment charges, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adju ste d EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53 - week fiscal year, the Company has made further adjustments to account for the ext ra week. Since Adjusted EBITDA and Adjusted EBIT are non - GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBI T may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBIT to Net Income.

3 APPENDIX STRATEGIC INITIATIVES CONTINUE OMNI - CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 BOOT BARN STORY AGENDA DRIVE SAME STORE SALES GROWTH

4 4 BOOT BARN IS A COMPELLING INVESTMENT STORY • Healthy same store sales growth in stores and online • Importance of quality and fit • Lifestyle experience across stores, e - commerce and events • Significant e - commerce penetration STRONG OMNI - CHANNEL BRAND PRESENCE NATIONAL LEADER IN ATTRACTIVE NICHE • Leader and authority in the western and work industry • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Unique merchandise assortment • Proven ability to drive growth and expansion • Exclusive brand growth • Economies of scale in purchasing • Ability to leverage expenses GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES

5 1 Fox News 1/4/2019, “ The 10 best - selling vehicles in the United States in 2018 were mostly trucks and SUVs ” ; 2 Forbes.com, 10/31/16, “ Country Music ’ s Popularity and Influence Continues to Rise ” A TRUE AMERICAN LIFESTYLE Country music popularity continues to rise 2 Top 3 vehicles sold in 2018 were pick - up trucks 1 Hundreds of rodeos held in the U.S. Popular spectator sport

6 6 LARGE $20 BILLION INDUSTRY 1 PROVIDES GROWTH OPPORTUNITY DRIVERS OF WORK WEAR GROWTH x Blue collar employment x Strength in oil & gas x Construction spending x Commercial accounts x Work safety regulations x Country music x Western events x Ranching x Horse ownership x Agriculture DRIVERS OF WESTERN WEAR GROWTH ATTRACTIVE DYNAMICS • Highly fragmented • Less fashion driven than traditional apparel • Purchases are often non - discretionary Western Wear 40% Work Wear 60% ~$20 BILLION MARKET OPPORTUNITY 1 Source: Estimate from Mōd Advisors LLC

7 7 1 Fiscal year ended March 30, 2019. 2 As of March 30, 2019, western styles comprised approximately 70% of our sales, with work related and other styles making up t he balance. PRODUCT MIX 1 DIVERSIFIED SALES MIX MITIGATES RISK END USER 1 CHANNEL 1 Footwear 52% Hats, Accessories & Other 14% Apparel 34% Women 23% Unisex 7% Men 65% Kids 5% E - commerce 17% Stores 83% Western: 70% of Sales 2 Work and Other: 30% of Sales 2

8 8 EVERYDAY MERCHANDISE WITH LIMITED FASHION RISK RUGGED FOOTWEAR OUTERWEAR FLAME RESISTANT PANTS SHIRTS WORK & OTHER BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS WESTERN • Low fashion quotient minimizes markdown exposure • Vast majority of our merchandise sales are at full price 1 ¹Excludes sheplers.com sales.

9 9 BOOT BARN HAS A HISTORY OF GROWTH Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includ es 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53 - week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52 - week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in th e Appendix. $233 $346 $403 $569 $619 $678 $777 $801 FY13 FY14 FY15 FY16 FY17 FY18 FY19 TTM Q1'20 NET SALES ($MM) $23 $32 $39 $46 $41 $49 $68 $75 FY13 FY14 FY15 FY16 FY17 FY18 FY19 TTM Q1'20 ADJUSTED EBIT ($MM) 1 1 CAGR ~22%

10 10 RECAP OF FIRST QUARTER RESULTS $162.0 $185.8 Q1 FY2019 Q1 FY2020 $9.8 $16.1 Q1 FY2019 Q1 FY2020 INCOME FROM OPERATIONS ($MM) 9.4% 11.1% 0.9% Consolidated Stores E-commerce 14.7% Growth Q1 FY2020 6.1% of sales 8.6% of sales NET SALES ($MM) SAME STORE SALES 63.4% Growth

11 11 STRATEGIC INITIATIVES CONTINUE OMNI - CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

12 SEGMENTATION DRIVES MARKETING & MERCHANDISING EXECUTION SEGMENTATION MERCHANDISING MARKETING

13 13 ENHANCED IN - STORE EXPERIENCE SHOULD DRIVE CONVERSION RANGE FINDER (BOOT SELECTOR) • Creates in - store experience & increases in - store conversion • Assists customers in finding in - store inventory • Trains store associates • Provides brand and product information ENDLESS AISLE CAPABILITY • We Have It Promise (WHIP) • In - store service with online offering • Access to e - commerce DC and vendor DC for drop ship • Increases in - store conversion

14 14 7.4% 7.7% 13.8% 16.2% 14.2% 14.1% 18.1% 19.6% 16.9% 17.8% 14.3% 10.7% 7.5% 8.2% 7.1% 3.8% 8.9% 7.7% 7.3% 7.2% 7.0% 5.6% 0.1% - 2.0% - 1.2% 0.4% 1.8% 0.2% - 0.9% 1.3% 1.8% 5.2% 12.1% 11.6% 11.3% 9.2% 8.7% 9.4% Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 STRONG SSS GROWTH WHILE REDUCING PROMOTIONS (Consolidated SSS) • SSS of approximately 8% through the first four and a half weeks into Q2 • Average SSS growth of 8.2% over the last 38 quarters

15 15 15 STRATEGIC INITIATIVES CONTINUE OMNI - CHANNEL LEADERSHIP EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT EXCLUSIVE BRAND PORTFOLIO

16 16 THREE DISTINCT BRANDS ONLINE

17 17 DIGITAL INNOVATION BUY ONLINE PICK UP IN STORE SEAMLESS E - COMMERCE RETURNS IN STORE B2B WEBSITE SOCIAL SHOPPING INTEGRATION

18 18 PROFITABILITY INITIATIVE DRIVING IMPROVED E - COMMERCE EBIT Increasing the penetration of exclusive brands online Lowering drop ship fees from our vendors Optimizing marketing spend (ROAS) Eliminating unprofitable and low - margin items 1 2 3 4

19 STRATEGIC INITIATIVES BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH CONTINUE OMNI - CHANNEL LEADERSHIP

20 20 MEN’S LADIES LEGACY CUSTOMER EXCLUSIVE BRANDS POSITIONED STRATEGICALLY WORK MEN’S LADIES LEGACY CUSTOMER EXPANDED CUSTOMER BASE

21 21 • Fiscal 2020 growth penetration > 400 basis points • Margin enhancement (1,000 bps) EXCLUSIVE BRAND OPPORTUNITIES EXCLUSIVE BRAND SALES PENETRATION 1 (% of sales) 2.6% 16.2% 20% FY2012 FY2019 Q1 FY2020 1 Represents total company exclusive brand penetration. PENETRATION OF EXCLUSIVE BRANDS CONTINUES TO GROW

22 22 EXCLUSIVE BRANDS ARE LEADING BRANDS IN THE STORE Western Work / Other TOP 5 brands 2 1 3 4 5 = Exclusive brands

23 23 STRATEGIC INITIATIVES CONTINUE OMNI - CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

24 24 OPPORTUNITY EXISTS TO DOUBLE STORE COUNT 86 117 152 169 208 219 226 240 264 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 Outlook HISTORICAL STORE BASE COMPELLING NEW STORE ECONOMICS GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment $0.8 mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years New stores/Tuck - ins FY12 – Q1’20 94 15.8% CAGR 1 1 Reflects estimated store count with Fiscal 2020 guidance to open or acquire 25 stores .

25 25 REACH OF E - COMMERCE SUPPORTS STORE EXPANSION Today • 240 stores • 33 states STORES 1 Represents e - commerce sales dollars by state for the fiscal year ended March 30, 2019. More Less E - COMMERCE 1

26 U.S. WESTERN WEAR CHAINS (ESTIMATED STORE COUNT) 1 7 84 240 > 2.5x as many stores as closest competitor National Regional (Mostly Texas) Independent retailers North & South Carolina 1 Store count as of July 31, 2019. Thousands TUCK - IN ACQUISITIONS ADDING OUTSIZED SALES PER STORE Tuck - In Acquisitions: Average unit volume more than twice new store target Woods Boots • 4 stores in West Texas • Acquired 9/11/2017 Lone Star • 3 stores in Central Texas • Acquired 4/24/2018 Drysdales • 2 stores in Tulsa, Oklahoma • Acquired 7/3/2018

27 APPENDIX

28 ADJUSTED EBITDA AND ADJUSTED EBIT RECONCILIATION (a) Represents non - cash compensation expenses related to stock options, restricted stock awards and restricted stock units grant ed to certain of our employees and directors. (b) Represents the non - cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012 , M ay 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in c onn ection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to n orm alize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sol d at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase - accounting adjustments that adjusted the value of inventory acquired to its fair val ue. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse spa ce. (g) Represents a gain on adjustment of a ROU asset and liability. (h) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018, May 2018 an d February 2015 and a Form S - 1 Registration Statement filed in July 2015 and withdrawn in November 2015. ( i ) Represents professional fees and expenses incurred in connection with acquisition activity. (j) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair val ues . 1 The fiscal 2017 column has been adjusted to reflect management’s estimated 52 - week results as fiscal 2017 was a 53 - week year. Th e Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, ex cluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52 - week basis, th e Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers.

29 29 POTENTIAL TARIFF EXPOSURE ~ 50% ~ 40% ~ 10% All Other China sourced exclusive brands China sourced 3 rd party vendor brands Approx. % of Total Sales Sourced from China In order to maintain margin dollars on a $179 pair of boots subsequent to the 10% tariff beginning on Sept. 1 st , the new selling price would need to increase to $183, assuming no sharing of tariff with supply chain.